Exhibit 10.1.49

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATEMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

SERVICE ORDER

This Service Order is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) in accordance with the terms and conditions of that certain Master Services Agreement executed between Customer and SES dated the 17th day of August, 2012 as amended by Amendment No. 1 dated 30th day of November , 2012 (collectively the “MSA”) and covers a description of the terrestrial services set forth below (the “Service”) via teleport facilities operated by SES or a third party under contract to SES (the “Teleport(s)”) for the period set forth below (the “Service Term”). The Service is associated with services provided to Customer via SES’s satellite(s) under other agreements.

A. Notice Information.

Customer:	SES:

1250 N Arlington Heights Rd Itasca, IL 60143 United States	Rooseveltplantsoen 4 2517 KR The Hague The Netherlands
Attn: Mr. Anand Chari Facsimile: +1 630 647 1614 Telephone: +1 630 647 1414	Attn: Commercial Services, Legal Facsimile: +31 70 306 4280 Telephone: +31 70 306 4100

B. Service Description.

SES will provide Customer with: (i) Virtual Network Operator up-link and down-link services via the SES-provided iDirect hub; (ii) access to the SES-provided Virtual Network Operator software tool as set forth below to manage Customer’s allocation of bandwidth provided as part of the Service to Customer’s remote sites (items (i) and (ii) hereafter referred to as “VNO”); (iii) fiber connectivity of Customer provided signals from the SES interface at the 111 8th Avenue, New York, NY SES point of Presence (the “POP”) to the respective Teleports; (iv) Internet gateway access for backup of SES-provided fiber connectivity and overflow in excess of the SES-provided fiber connectivity throughput; and (v) co-location services as set forth in the Service Specifications below, between the respective demarcation points set forth below. The Service includes transmit/receive earth station service from the Teleport. SES will also provide Customer with an iDirect VNO license, and, in the event Customer requests it, an iDirect-provided Virtual Chassis Manager license. SES will cooperate with and provide commercially reasonable technical assistance to Customer in the event Customer requests any upgrades to Global Network Management software.

Customer shall be responsible for the following: (i) conveyance of its input signals to the POP (ii) the purchase of remote site iDirect terminals; (iii) execution of an iDirect Reseller Agreement, including the iDirect End User Software License Agreement; (iv) all transmit/receive earth station and routing facilities on the remote end; (v) obtaining and maintaining all necessary licensing and/or regulatory approvals with respect to the utilization of assigned frequencies (including changes due to re-assignment of frequencies by SES) under this Service Order; (vi) utilization of VNO in strict compliance with the requirements set forth below, and in accordance with the terms and conditions of the VNO Software License Agreement as set forth in an Annex attached hereto; (vii) purchasing Global Management Servers from iDirect and operating same; and (viii) supplying all Customer Equipment to be stored in the co-location area provided by SES at the respective Teleports, including maintaining insurance thereon and the provisioning of all necessary redundant units.

SES and Customer are parties to contracts for space segment [***] as follows: [***] (each a “Space Segment Contract”). Provision of such space segment is solely subject to the terms of those contracts. The Service hereunder is provided as a supplemental separate terrestrial service related to the service under those contracts.

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

C. Service Specifications.

[***]

VNO:	Quantity:
[***]	[***}

[***]

VNO:	Quantity:
[***]	[***]

[***]

VNO:	Quantity:
[***]	[***]

[***]

Connectivity:	VNO:	Timing Group #:
[***]	[***]
[***]	[***]	1
[***]	[***]
[***]	[***]
[***]	[***]	2
[***]	[***]
[***]	[***]
[***]	[***]	3
[***]	[***]

[***]

Connectivity:	VNO:	Timing Group #:
[***]	[***]
[***]	[***]	4
[***]	[***]

[***]

Connectivity:	VNO:	Timing Group #:
[***]	[***]
[***]	[***]	5
[***]	[***]

[***]

Connectivity:	VNO:	Timing Group #:
[***]	[***]
[***]	[***]	6
[***]	[***]
[***]	[***]
[***]	[***]	7
[***]	[***]

*	May be added to the Service subject to the terms under [***] under Section D.

Customer will have the right to make changes to the modulation and coding schemes as necessary to enhance carrier efficiency through the use of ACM (adaptive coding and modulation) technology. Any Customer-proposed changes to the carrier symbol rate and /or carrier power are subject to prior review and approval by SES.

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

VNO: The iDirect hub equipment, including the VNO Base Package(s) and associated Line Cards and Protocol Processors as set forth in the tables above, used for the Service shall at all times remain the property of SES or a member of the SES Group as determined in SES’s sole discretion. SES grants to Customer a non-exclusive, non-transferable, royalty-free right and license to access and use VNO in strict accordance with the terms and conditions set forth hereunder and in the VNO Software License Agreement attached in an Annex hereto. Customer shall be solely responsible for the management and back-up of its VNO sites and databases, and shall be liable for any errors and violations resulting from Customer’s use and operation of the VNO, other than as specified by SES including, but not limited to, failure to provide accurate details of location of any site, mis-configuration, system crashing and over-subscription. It is the Customer’s responsibility to participate in training with iDirect. Any delay relating to the requirements set forth in the immediately preceding sentence and in the VNO Software License Agreement will cause a corresponding delay in the transfer of operation of the VNO to Customer, but shall not delay the Commencement Date for purposes of payment hereunder.

Information Rates:

Fiber Transport from the POP to Teleports	Information Rate
[***]	[***]
[***]	[***]
[***]	[***]

Internet Access	Information Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Demarcation Points: The demarcation points provided below mark the transfer of the respective responsibilities of the Parties with respect to the Service at each Teleport:

(1) The I/O of the SES Internet gateway router at the SES Internet point of presence, interface IP port.

(2) The I/O of the transmit/receive antenna on the Satellite and Customer’s remote terminal.

(3) The Ethernet port at the SES POP at 111 8th Avenue, New York City.

(4) The I/O of the collocated Customer Equipment at each Teleport.

Co-location Service: SES shall provide Customer with space for forty (40) rack units of a 19” rack, for purposes of co-locating Customer-furnished equipment (“Customer Equipment”) at each of the Teleports. Customer may by written notice to SES from time to time request additional rack space at any of the Teleports comprising either (i) forty (40) rack units in a 19” rack, or (ii) twenty (20) rack units in a 19” rack, subject to the following: (a) availability of such rack unit space to be determined by SES, and (b).[***] SES shall allow Customer reasonable access to the Teleports during normal business hours on reasonable advance notice. Customer shall be responsible for the installation, operation, maintenance and training of SES personnel in the operation of any Customer Equipment. In the event Customer requests SES to perform the installation of the Customer Equipment, such request shall be in writing and the following installation charges shall apply: US$ [***], per hour, not to exceed eight (8) hours per day, which shall include SES’s costs and labor for installation of the Customer Equipment. Any additional materials such as peripherals (i.e., cables, converters, amplifiers and the like) shall be charged to Customer at cost, plus an additional 10% administrative fee, payable in arrears. On average, the required lead-time for installation of Customer Equipment by SES is one (1) week from the date SES receives the Customer Equipment at the Teleports. Customer has been informed and agrees that SES makes no representation or any warranty regarding the performance of installed Customer Equipment. The Co-location service shall be provided in accordance with the Additional Terms and Conditions for Co-Location set forth in an Annex attached hereto.

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

Availability: The monthly availability of the Service associated with any RF Chain shall be no less than [***]. The “RF Chain” is defined as the SES-provided path between the L-band input/output to the iDirect Chassis and the flange of the antenna at a Teleport associated with a particular Satellite. Customer shall promptly report all failures of the RF chain promptly to the SES NOC. An interruption to the Service caused by a failure of the RF chain resulting in a Confirmed Outage will be used in determining the monthly availability for the Service. If the availability of the RF chain is lower than [***], for any calendar month, then SES will provide Customer a written report of its findings regarding the RF failure(s) in such month. If the availability of any RF chain is below [***] in any [***], then Customer may terminate the portion of the Service provided through such RF chain to the associated satellite upon ninety (90) Days’ prior written notice to SES. The corresponding reduction in the Monthly Service Fee shall be the same as that shown in the table under Early Termination Right (Space Segment).

SES reserves the right to provide the Service through alternative facilities and teleports (including, but not limited to, alternative antennas and RF Chain(s)), provided that substantially equivalent Service is provided to Customer.

D. Service Terms; Fees; Additional Terms.

Commencement Date: 1 January 2013 *	End Date for Service: 30 November 2017

*	- Following execution of this Service Order by both Parties and receipt of the amounts due on signing set forth below, SES shall initiate preparations necessary for the Service to commence. Any delay relating to the foregoing, or relating to importation or installation of Customer Equipment or licensing may cause delays in the performance of SES’ tasks relating to the initiation of Service but shall not delay the Commencement Date for purposes of payment hereunder. On average, the required lead-time for value added products is up to forty (40) business days.

[***]

[***]

[***]

Licensing and Coordination: [***]

]

Monthly Service Fee: [***]. The monthly Service Fee is subject to [***] and as otherwise provided in this Service Order. Customer shall make each and every payment [***] and all such payments shall be made without offset, withholding or deduction of any kind.

One-Time Activation Fee: [***]. The one-time activation fee is due in full upon execution of this Service Order[***].

[***]

Early Termination Right (Space Segment):[***]

Failed Satellite:	Monthly Service Fee for Service under this Service Order shall decrease by:
[***]	US$	[***]
[***]	US$	[***]
[***]	US$	[***]
[***]	US$	[***]

[***]

Early Termination Right (Alternative Provider):[***]

[***]

SES-4 Related Termination Right (Alternative Provider):[***][***]

Alternative to SES-4 Space Segment:[***]

[***]

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

Deposit:[***]

[***]

Service Expansion (Additional NSS 703 and SES 1 Return Carriers):[***]

[***]

Services Expansion (Within Existing Timing Groups):[***]

[***]

Service Expansion (for New Timing Groups):[***]

Configuration Changes: Customer shall be entitled to a maximum of [***] configuration change requests per calendar month at no charge. On average, the required lead-time for any request is three (3) business days. Unused requests during any particular month shall not be rolled-over to future months and shall be forfeited. Any individual configuration change request beyond the limited number set forth above ( [***] per month) shall be subject to a charge of US$ [***] per configuration change, payable monthly in arrears. For purposes of this Service Order, a “configuration change” shall be deemed to be any change in the configuration of the Service which falls into one or more of the categories set forth below:

1.	Request to change IP block routing.

2.	Request to re-route IP blocks for any reason (including to a different site or to Null (0)).

3.	Request to activate a BGP connection.

4.	Requests to add any temporary filters or access lists to SES routers.

5.	MRTG request outside of the normally provided access of one MRTG account per site per contract (no third party MRTG access).

E. Other Applicable Terms and Conditions.

The services ordered pursuant to this Service Order are provided subject to the terms and conditions described in the MSA, including the appendices thereto, as well as the following Annex(s) attached hereto:

•	ANNEX 1: VNO SOFTWARE LICENSE AGREEMENT

•	ANNEX 2: ADDITIONAL TERMS AND CONDITIONS FOR CO-LOCATION

•	ANNEX 3: SERVICE DIAGRAM

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Anand Chari	By:	/s/ Ronad E. van der Breggen
Name: Anand Chari Title: EVP/CTO Date: 4/25/13		Name: Ronald E. van der Breggen Title: Vice President Date: 5/8/2013

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

ANNEX 1

VNO SOFTWARE LICENSE AGREEMENT

READ CAREFULLY. THE SES-PROVIDED IDIRECT HUB EQUIPMENT, INCLUDING UTILIZATION OF THE VNO LINE CARDS (THE “PRODUCT”) USED TO PROVIDE THE VNO SERVICE CONTAINS CERTAIN COMPUTER PROGRAMS AND OTHER PROPRIETARY MATERIAL, THE USE OF WHICH IS SUBJECT TO THIS VNO SOFTWARE LICENSE AGREEMENT (“AGREEMENT”). USING THE COMPUTER PROGRAMS CONSTITUTES YOUR AND YOUR COMPANY’S ASSENT TO AND ACCEPTANCE OF THIS AGREEMENT. WRITTEN APPROVAL IS NOT A PREREQUISITE TO THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT AND NO SOLICITATION OF ANY SUCH WRITTEN APPROVAL BY OR ON BEHALF OF IDIRECT, INC. SHALL BE CONSTRUED AS AN INFERENCE TO THE CONTRARY. IF YOU HAVE ORDERED THE PRODUCT IDIRECT’S ACCEPTANCE IS EXPRESSLY CONDITIONAL ON YOUR ASSENT TO THESE TERMS TO THE EXCLUSION OF ALL OTHER TERMS. ANY REFERENCE IN THIS AGREEMENT TO “IDIRECT’ SHALL, IN CONTEXT, BE DEEMED REFERENCE TO SES.

GRANT. Subject to the terms of this Agreement, iDirect, Inc. (“iDirect”) hereby grants to you (“Licensee”) a limited, personal, nontransferable, nonsublicensable, nonexclusive license to use iDirect’s software (“Software”), in object code form solely as such Software is embedded in equipment provided herewith.

LICENSE RESTRICTIONS. Licensee may not, directly or indirectly: (a) modify, translate, reverse engineer, decompile, disassemble, or otherwise attempt to discover the source code or the underlying ideas or algorithms of the Software, except to the extent applicable statutory law expressly prohibits such restrictions; (b) create derivative works based on the Software; (c) use the Software for performing comparisons or other “benchmarking” activities; (d) copy, rent, lease, distribute, or otherwise transfer rights to the Software; or (e) remove any proprietary notices or labels on the Software.

SUPPORT. Licensee may purchase support services from iDirect-authorized operators and/or resellers.

TITLE. As between the parties, iDirect and its licensors retain all right, title, and interest, including, without limitation, all intellectual property rights to the Software. Licensee understands that iDirect may modify or discontinue offering the Software at any time. The Software is protected by the copyright laws of the United States and international copyright treaties. This Agreement does not give Licensee any rights not expressly granted herein. This Agreement does not constitute a sale of the Software or any portion or copy of it.

LIMITATION OF LIABILITY. UNDER NO LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, TORT, CONTRACT, STRICT LIABILITY, OR OTHERWISE, SHALL IDIRECT OR ITS LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, RELIANCE OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, LOSS OF GOODWILL, WORK STOPPAGE, ACCURACY OF RESULTS, COMPUTER FAILURE OR MALFUNCTION, OR DAMAGES RESULTING FROM USE. IDIRECT’S LIABILITY FOR DAMAGES OF ANY KIND WHATSOEVER ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE FEES PAID TO IDIRECT BY LICENSEE HEREUNDER FOR THE SOFTWARE.

WARRANTY DISCLAIMER. IDIRECT PROVIDES THE SOFTWARE “AS IS” AND WITHOUT WARRANTY OF ANY KIND, AND HEREBY DISCLAIMS ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PERFORMANCE, ACCURACY, RELIABILITY, AND NON-INFRINGEMENT. FURTHER, IDIRECT DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS THAT THE SOFTWARE WILL BE FREE FROM BUGS OR THAT ITS USE WILL BE UNINTERRUPTED OR THAT THE SOFTWARE OR WRITTEN MATERIALS WILL BE CORRECT, ACCURATE, OR RELIABLE. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THIS AGREEMENT. SHOULD THE SOFTWARE PROVE DEFECTIVE FOLLOWING LICENSE, LICENSEE (AND NOT IDIRECT) ASSUMES THE ENTIRE COST OF ALL NECESSARY SERVICING OR REPAIR, EXCEPT AS MAY OTHERWISE BE PROVIDED BY AN IDIRECT RESELLER OR SUPPORT PROVIDER.

TERM AND TERMINATION. This Agreement shall continue until terminated as set forth herein. Licensee may terminate this Agreement at any time. iDirect may terminate this Agreement immediately if Licensee violates any provision of this Agreement. Any termination of this Agreement shall terminate the licenses granted hereunder. Upon termination of this Agreement for any reason, Licensee shall destroy and remove from all equipment, computers, hard drives, networks, and other storage media all copies of the Software, and shall so certify to iDirect that such actions have occurred. Except for the license and except as otherwise expressly provided herein, the terms of this Agreement shall survive termination.

CONFIDENTIALITY. Except as expressly allowed by this Agreement, Licensee will not use or disclose any Software or related technology, idea, algorithm or information except to the extent Licensee can document that it is generally available for use and disclosure by the public without any charge or license.

GOVERNMENT USE. If Licensee is part of an agency, department, or other entity of the United States Government (“Government”), the use, duplication, reproduction, release, modification, disclosure or transfer of the Software or any related documentation is restricted in accordance with the Federal Acquisition Regulation 12.212 for civilian agencies and the Defense Federal Acquisition Regulation Supplement 227.7202 for military agencies. The Software and documentation is a “commercial item”, “commercial computer software” and “commercial computer software documentation.” The use of the Software and documentation is further restricted in accordance with the terms of this Agreement, or any modifications thereto.

EXPORT CONTROLS. Licensee shall comply with the U.S. Foreign Corrupt Practices Act and all applicable export laws, restrictions, and regulations of the United States or foreign agency or authority. Licensee will not export, or allow the export or re-export of the Software in violation of any such laws, restrictions or regulations.

MISCELLANEOUS. This Agreement represents the complete agreement concerning this license between the parties and supersedes all prior agreements and representations. This Agreement may be amended only by a writing executed by both parties. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. The failure of iDirect to act with respect to a breach of this Agreement by Licensee or others does not constitute a waiver and shall not limit iDirect’s rights with respect to such breach or any subsequent breaches. This Agreement is personal to Licensee and may not be assigned or transferred for any reason whatsoever (including, without limitation, by operation of law, merger, reorganization, or as a result of an acquisition or change of control involving Licensee) without iDirect’s consent and any action or conduct in violation of the foregoing shall be void and without effect. Notwithstanding anything to the contrary in the MSA executed between Customer and SES, this Agreement shall be governed by and construed under the laws of the Commonwealth of Virginia, U.S.A. without regard to the conflicts of laws provisions thereof, and without regard to the United Nations Convention on Contracts for the International Sale of Goods or Virginia’s or any other implementation of the Uniform Computer Information Transactions Act. The sole and exclusive jurisdiction and venue for actions arising under this Agreement shall be the State and Federal courts in Virginia; Licensee hereby agrees to service of process in accordance with the rules of such courts.

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

ANNEX 2

ADDITIONAL TERMS AND CONDITIONS FOR CO-LOCATION

The following additional terms and conditions are applicable where, pursuant to a Service Order, Customer orders the use of space within Teleports for the purpose of co-locating telecommunications equipment or equipment used for connection to the Internet or other telecommunications services (the “Co-location Service”). The Co-location Service is subject to the terms and conditions of the MSA.

1.0	Lease

SES hereby grants to Customer for the duration of the Service Term a non-exclusive, non-transferable right to install, retain, and maintain certain Customer-furnished equipment (the “Customer Equipment”) in certain racks at the Teleport as SES may from time to time designate, as lessee of SES. Customer’s right to enter the Teleport and access the Customer Equipment is subject to the security requirements specified in Section 8.0.

2.0	Relocation of Customer Equipment

2.1	SES shall have the right, exercisable on not less than thirty (30) days’ written notice to Customer, from time to time during the Service Term to require the Customer Equipment to be moved from its location and reinstalled in another area within the Teleport. SES shall bear all reasonable costs and expenses incurred by Customer in connection with such relocation, except in circumstances where such relocation has arisen from the requirements of Customer.

2.2	Without prejudice to the rights of SES pursuant to Section 2.1, SES agrees to use all reasonable endeavours to consult with Customer when specifying a timeframe for any relocation of the Customer Equipment and to specify a timeframe that causes minimum disruption to the operation of the Customer Equipment.

3.0	Maintenance Notification Procedure

3.1	Customer acknowledges that SES will from time to time carry out routine maintenance at the Teleport, which may affect the provision of the Co-location Service and may include, without limitation, temporary disconnection of power. The Parties agree that, provided SES complies with the procedure set forth in paragraph 3.2, any disruption to the provision of the Co-location Service by such routine maintenance shall not constitute an outage of the Co-location Service.

3.2	SES shall give Customer at least three (3) days’ advance written notice and provide details of the nature of the routine maintenance to be carried out, the likely disruption to the Co-location Service, the dates and times for carrying out such maintenance, and an estimated timeframe for completing it. Advance notice from SES will not be required in the case of maintenance due to emergencies.

3.3	SES shall use its reasonable endeavours to ensure that its maintenance activities cause as little inconvenience and disruption to Customer as is practicable under the circumstances.

4.0	Customer’s Obligations

Customer agrees with SES:

4.1	To work with SES so that the Customer Equipment and its installation meet SES’ approved technical and installation standards; to ensure that the Customer Equipment conforms at all times with the environmental and operating requirements for the Teleport specified from time to time by SES, including, without limitation, procedures on cable management and health & safety instructions; and to comply with all relevant legislation, regulations, and codes of practice applicable to Customer’s use of the Teleport, including, without limitation, requirements relating to the disposal of Customer’s solid waste and hazardous material.

4.2	Not to make any alteration or addition whatsoever (whether structural or non-structural) in, on, or to the Teleport.

4.3	To maintain an up-to-date, complete, and accurate inventory of the Customer Equipment and to continue to provide SES with full and updated details of the inventory as it changes.

4.4	To ensure that the Customer Equipment is clearly identified as belonging to Customer.

4.5	To maintain the Customer Equipment in good working order unless such maintenance is SES’ responsibility under these Co-location Service terms and conditions, and not to replace, modify, alter, or add to the Customer Equipment in any manner which would result in material increases to the floor loading, heat output, power consumption, or environmental conditions of the Customer Equipment and/or the Teleport.

4.6	To only use the racks for the retention and use of the Customer Equipment; not to cause any injury, damage or nuisance to, or interference with, any person or property including (without limitation) the Teleport and/or any equipment owned by third parties which may from time to time be located in the Teleport; and to comply with the directions of SES in the event that interference occurs between the Customer Equipment and the equipment of a third party.

4.7	To indemnify SES with respect to any injury or damage or, in the case of equipment, interference, as set out in Section 4.6, caused directly or indirectly to any person or property by the Customer Equipment or by Customer, its employees, agents, or sub-contractors irrespective of how such injury or damage or interference arises, provided that Customer shall have no liability under this Section 4 to the extent that any injury or damage or interference is caused by the negligence of SES, its employees, agents, or sub-contractors carrying out the Co-location Service.

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

4.8	To indemnify SES against all costs, claims, demands, losses, damages, expenses, and liabilities of whatever nature (including, without limitation, reasonable legal fees) suffered or incurred (directly or indirectly) by SES in connection with any claim that the use or possession of the Customer Equipment or any computer programs, data documents, or other similar materials used in connection with the Customer Equipment infringes upon the intellectual property rights (including, without limitation, any patent, copyright, design right, registered design, trademark or service mark) of any third party.

4.9	To supply SES and keep SES supplied with such spare or replacement parts and in quantities as are required by SES from time to time in the performance of the Co-location Service.

4.10	To pay directly to the relevant public telecommunications carriers or suppliers all fees and charges applicable to the ordering and/or installation and/or rental and use of communications circuits and to the provision of maintenance and support services.

4.11	At the end of the Service Term, or on the earlier termination of this Service Order, to disconnect and remove the Customer Equipment from the Teleport and on demand to pay any and all reasonable costs incurred by SES arising directly or indirectly from the disconnection and removal of the Customer Equipment. Customer shall not be entitled to remove the Customer Equipment until all sums due to SES, directly or indirectly (including, without limitation, sums due from Customer but paid by SES to third party providers), at such time have been paid in full.

5.0	Co-location Service Specifications

SES agrees to provide co-location support services to Customer comprising the following: (a) simple checking of Customer Equipment for visual alarms upon specific request by Customer; (b) establishing procedures for fault notification and logging, including points of contact with Customer, escalation procedures, and notification of clears; (c) change-out of faulty modems and plug-in type multiplexer cards, using spares provided by Customer, upon specific request by Customer; and (d) re-setting, re-booting, and powering on/off of Customer’s PCs and servers which are part of the Customer Equipment. Performance of support services resulting in an employee or contractor of SES working in excess of 30 minutes on such service shall be payable as an additional Service Fee.

6.0	Warranty

SES warrants to Customer and undertakes that it shall provide Teleport space and engage in related routine maintenance and service activities with reasonable care and skill and shall use its reasonable endeavours not to interfere with the Customer Equipment. SES does not warrant or undertake that the provision of Teleport space and maintenance/service activities will cause the Customer Equipment to operate without fault or interruption. SES’ sole obligation and Customer’s exclusive remedy under this warranty is for SES to re-perform the defective service at SES’ own expense within a reasonable period of time, provided written notice of the warranty non-conformance is given within thirty (30) days of the service being performed.

7.0	Insurance

Customer shall at all times bear the entire risk for the Customer Equipment and shall be responsible for insuring the Customer Equipment against all risks (including, without limitation, consequential loss and loss of profits cover). SES reserves the right at any time to demand proof of such insurance.

8.0	Security

As part of its security procedures, SES reserves the right to refuse entry to the Teleport or access to the Customer Equipment to, or to remove from the Teleport, any employee and sub-contractor of Customer, including any third party telecommunications carrier or maintenance representative, whose admission or presence is not authorised by SES or who would be, in the reasonable opinion of SES, detrimental to the commercial interests of SES. Customer agrees to provide SES in advance with the name of any person seeking entry or access to the Teleport or Customer Equipment and the date and time for which such entry or access is required. SES will not be responsible for the consequences of any refusal of entry or access by SES, or of any failure or delay by Customer in notifying SES of its entry or access requirements.

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __

ANNEX-3 [***]

SERVICE DIAGRAM[***]

SES PROPRIETARY & CONFIDENTIAL Issued: 03/13/14	Customer initials: __ SES initials: __